UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 22, 2005


                               ARADYME CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                        000-50038            33-0619254
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)


                 1255 North Research Way,
                       Building Q,
                        Orem, Utah                            84097
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         (Address of principal executive offices)           (Zip code)


                                  801-705-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         On March 22, 2005, Aradyme Corporation ("Aradyme") (OTCBB: ADYE) signed a subcontract agreement with Covansys Corporation ("Covansys") (NASDAQ: CVNS) to provide data conversion and migration services for the delivery of voter registration and election management solutions for the State of New Jersey to help the state comply with the Help America Vote Act of 2002, or HAVA.

         According to the terms of the agreement, Aradyme will provide the data services needed to retrieve, analyze, validate and cleanse voter registration data from all 21 New Jersey counties, and then load the data into a new, consolidated, statewide system to comply with HAVA. These data conversion and migration services are made possible because of the flexibility of Aradyme's underlying next-generation database technology.

         The working relationship of Aradyme with Covansys and the State of New Jersey is expected to continue into 2006.

         Under HAVA, each state is required to establish and maintain a single, central, uniform, official and interactive computerized statewide voter registration database defined, maintained and administered at the state level. For more information on HAVA requirements, visit http://www.fec.gov/hava/hava.htm.

         Aradyme is a data management company that provides data migration and applications development solutions. These services and solutions are made possible by a suite of exclusive database management tools and a database platform. For more information about Aradyme, call 801-705-5000 or visit Aradyme's web site at www.aradyme.com.

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         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should,"
"expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Aradyme intends that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe Aradyme's future strategic plans, goals or objectives are also forward-looking statements.

         Although Aradyme has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While Aradyme believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on Aradyme's predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2004, and other SEC reports.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARADYME CORPORATION
                                                Registrant


Dated:  March 22, 2005                          By  /s/ Scott A. Mayfield
                                                    ---------------------------
                                                    Scott A. Mayfield,
                                                    Chief Financial Officer

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